SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      26-Dec-03

BOND SECURITIZATION, LLC.
BOND SECURITIZATION TRUST 2003-1


BOND SECURITIZATION, LLC.
(Exact name of registrant as specified in its charter)

Delaware                            333-87146-02       36-4449120
(State or Other                     (Commission        (I.R.S. Employer
Jurisdiction of                     File Number)       Identification
Incorporation)                                         Number)

1 Bank One Plaza
Chicago, IL                                            60670
(Address of Principal                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:    312-732-4000

Item 5.  Other Events

On                         26-Dec-03a scheduled distribution was made from the
                  trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
                           26-Dec-03The Monthly Report is filed pursuant to and
                  in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.  Monthly Report Information:
See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.  Item 1: Legal Proceedings:      NONE

D.  Item 2: Changes in Securities:  NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                  Exhibit No.

1. Monthly Distribution Report dated                            26-Dec-03

C-BASS BOND SECURITIZATION ASSET-BACKED
CERTIFICATES SERIES 2003-1


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                             12/26/2003

                          Beginning
                        Certificate
Class                    Balance(1)          Principal          Interest
A-1                       78,075,000          3,443,284            54,479
A-2                       17,623,000                  0            14,647
M-1                       14,785,000                  0            19,188
M-2                       11,830,000                  0            17,982
B-1                        9,970,000                  0            20,693
B-2                        4,057,000                  0             8,421
X*                        11,446,183                  0             6,004
Total                    136,340,000          3,443,284           141,412



                                                Ending
                                           Certificate
                             Losses            Balance            Cusips
A-1                                0         74,631,716         09788RAA7
A-2                                0         17,623,000         09788RAB5
M-1                                0         14,785,000         09788RAC3
M-2                                0         11,830,000         09788RAD1
B-1                                0          9,970,000         09788RAE9
B-2                                0          4,057,000         09788RAF6
X*                                NA         12,460,292                NA
Total                              0        132,896,716


                        AMOUNTS PER $1,000 UNIT


Class                     Principal           Interest             Total
A-1                      44.10226167         0.69777778       44.80003945
A-2                       0.00000000         0.83111105        0.83111105
M-1                       0.00000000         1.29777748        1.29777748
M-2                       0.00000000         1.52000000        1.52000000
B-1                       0.00000000         2.07555567        2.07555567
B-2                       0.00000000         2.07555583        2.07555583
X*                        0.00000000         0.52450236        0.52450236


                             Ending                              Current
                        Certificate                         Pass-Through
Class                       Balance             Losses     Interest Rate
A-1                     955.89773833         0.00000000          1.57000%
A-2                    1000.00000000         0.00000000          1.87000%
M-1                    1000.00000000         0.00000000          2.92000%
M-2                    1000.00000000         0.00000000          3.42000%
B-1                    1000.00000000         0.00000000          4.67000%
B-2                    1000.00000000         0.00000000          4.67000%
X*                     1088.59801570         0.00000000                NA
Total


Distribution Date:                            26-Dec-03

                  Distribution Statement
                  Pooling and Servicing Agreement Dated November 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  OC Amt. (before distributions)                           11,446,183
      OC Release Amount                                                 0
      OC Def, (after dist)                                      5,179,762
      OC Target Amount                                         16,625,946
      OC Amount (after distributions)                          12,460,292
      Monthly Excess Interest                                   1,017,148
      Monthly Excess Cashflow Amount                            1,017,148


iv) Servicing Fees                                                 76,972

v) Advances                                                       647,268
    Timing Advances                                               647,268

vi) Beg Bal                                                   147,786,183
End Bal                                                       145,357,008

vii)  End count                                                     5,232
       Wtd Avg Rem Term                                               152
       Wtd Avg Mort. Rate                                         9.9977%

viii)  Delinquency And Foreclosure Information:

                     All Categories
                             Number            Balance
Current                         4258        114,980,395
30 days del:                     835         26,311,190
60 days del:                     131          4,180,484
90 days del:                       8            211,927
120+ days del:                     0                  0

                         Bankruptcy
                             Number            Balance
Current                            0                  0
30 days del:                      17            477,409
60 days del:                       0                  0
90 days del:                       0                  0
120+ days del:                     0                  0


                        Foreclosure
                             Number            Balance
Current                            0                  0
30 days del:                       0                  0
60 days del:                       0                  0
90 days del:                       0                  0
120+ days del:                     0                  0



ix)               Loans that became REO properties
x)                Total Book Value of REO Properties:

                     REO Properties
Loan #              Unpaid Prin Bal Scheduled Prin Bal        Book Value








xi)   Prepayments                                               2,119,008

xii)
Current Period Prepayment Penalties                                 6,004
Aggregate Prepayment Penalties                                      6,004
Prepayment Penalties allocable to Class X                           6,004
xiii)
Aggregate Realized Losses incurred during Due Period                3,039
Cumulative Realized Losses                                          3,039
xiv)              Realized Loss Allocations         See Page 1

xv)               Accrued Certificate Interest      See Page 1
xvi)              Reserved
xvii)             Prepayment Interest Shortfall                         0

xviii)            Trustee Fees                                      1,724

xix)              Reserve Fund
                  Beginning Balance                                 5,000
                  Basis Risk Reserve Fund Deposit                       0
                  Ending Balance                                    5,000

                  Required Risk Reserve Fund Amount                 5,000

xx)               Net Rate Carryover Amounts             Class Carryover
                                                               Shortfall
                                    A-1                                 0
                                    A-2                                 0
                                    M-1                                 0
                                    M-2                                 0
                                    B-1                                 0
                                    B-2                                 0
                                    X*                         NA

xxi)Overcollateralization Deficiency After Distribution         4,165,653

xxii) Trigger Event Occurrence                                         NO
      Cumulative Loss Percentage of Original Pool Balan           0.0021%


xxiii) Available Funds
       Scheduled Interest Net of Servicing Fees and RAI         1,154,281
       Scheduled Principal                                        307,128
       Unscheduled Principal                                    2,119,008
       Available Funds                                          3,580,417


xxiv) Offered Certificates Pass-Through Rates See Page 1

xxv)  Liquidation Report
Loan #            Unpaid Prin       Liq Proc           Loss
8834319           39,698            36,659             3,039




xxvi)             Mortgage Loans Purchased by Servicer                  0

xxix)             Mortgage Loans Re-Purchased by Servic                 0


Libor Information                             Original    Current Period

LIBOR                                           1.1700%           1.1700%



                  Bond Securitization, LLC.


                                    By: /s/ Sheryl Christopherson
                                    Name:  Sheryl Christopherson
                                    Title: Vice President


Dated:                    12/26/2003